U.S. SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549
                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 10, 2006
                                                        -----------------


                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16137                 16-1531026
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)



 9645 Wehrle Drive, Clarence, New York                             14031
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------

                                 Not Applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.


On February 10, 2006, the Company determined that it will restate the 2004 financial results. During the completion of its 2005 year-end control procedures over the tax area, management discovered an error related to the 2004 provision for income taxes. The impact of the correction of the error is a reduction of net earnings in 2004 by $2.0 million and earnings per share by $0.09 to $0.66 per share. This correction represents an increase in the 2004 tax provision with a corresponding decrease in refundable income taxes. This correction had no impact on revenues or cash flows.

The Company had previously determined it had an internal control deficiency related to income tax accounting that constituted a "material weakness," as defined by the Public Company Accounting Oversight Board's Auditing Standard No. 2 at December 31, 2004. Since then, the Company has implemented enhanced year-end control procedures related to income tax accounting. Due to the fact that management discovered the aforementioned error during the completion of its 2005 year-end tax control procedures, the Company believes that its internal controls over the tax area were effective as of December 31, 2005.

As of February 10, 2006, management concluded that its 2004 financial statements and the related report of the Company's independent registered public accountants presented in the Company's Form 10-K as amended and its balance sheets included in the Company's Form 10-Q's as amended for the interim periods ended March 31, June 30, and September 30, 2005 should not be relied upon.

The Company intends to present restated 2004 financial statements in its 2005 Form 10-K, which it expects to file prior to March 15, 2006.

Management and the Audit Committee of the Board of Directors discussed the matters disclosed in this Item 4.02 with Deloitte & Touche LLP, the Company's independent registered public accounting firm.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 16, 2006       GREATBATCH, INC.

                                By: /s/ Thomas J. Mazza
                                ---------------------------------------------
                                Thomas J. Mazza
                                Senior Vice President & Chief Financial Officer